Sit Mutual Funds

Stock Funds’ Statement of Additional Information

Sit Mid Cap Growth Fund, Inc.	Sit Mutual Funds, Inc.
Sit Large Cap Growth Fund, Inc.

Sit International Growth Fund (series A)

Sit Balanced Fund (series B)

Sit Developing Markets Growth Fund (series C)

Sit Small Cap Growth Fund (series D)

Sit Dividend Growth Fund (series G)

Sit Global Dividend Growth Fund (series H)

Sit Small Cap Dividend Growth Fund (series I)

Sit ESG Growth Fund (series J)

Supplement dated March 16, 2017 to Statement of Additional Information Dated November 1, 2016

The sections “COUNTRIES IN WHICH THE FUNDS MIGHT INVEST” and “COUNTRIES IN WHICH THE GLOBAL DIVIDEND GROWTH FUND MIGHT INVEST” on pages 12 – 13 should be deleted and replaced with the following:

COUNTRIES IN WHICH THE FUNDS MIGHT INVEST

The Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Balanced Fund, Dividend Growth Fund, and Small Cap Dividend Growth Fund may invest up to 20% of its assets in equity securities of foreign issuers. The Funds above may invest in issuers from the foreign countries listed below. The Funds are not obligated to invest in and are not limited to issuers from such countries. Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, and Balanced Fund are limited to investing in foreign issuers that are either listed on the U.S. or Toronto stock exchange or represented by American Depository Receipts.

Pacific Basin:	Australia	China	Hong Kong	Japan	New Zealand	Singapore
	South Korea	Taiwan

Europe:	Austria	Belgium	Czech Republic	Denmark	Finland	France
	Germany	Greece	Ireland	Italy	Luxembourg	Netherlands
	Norway	Portugal	Spain	Sweden	Switzerland	United Kingdom

Other:	Argentina	Bermuda	Brazil	Canada	Israel	India
Mexico

COUNTRIES IN WHICH THE GLOBAL DIVIDEND GROWTH FUND AND ESG GROWTH FUND MIGHT INVEST

In addition to the United States, Global Dividend Growth Fund and ESG Growth Fund will seek investments in the countries listed below. The Funds are not obligated and may not invest in all the countries listed; moreover the Funds may invest in countries other than those listed below, when such investments are consistent with the Funds’ investment objective and policies.

Pacific Basin:	Australia	China	Hong Kong	Japan	New Zealand	Singapore
	South Korea	Taiwan

Europe:	Austria	Belgium	Czech Republic	Denmark	Finland	France
	Germany	Greece	Ireland	Italy	Luxembourg	Netherlands
	Norway	Portugal	Spain	Sweden	Switzerland
United Kingdom

Other:	Argentina	Bermuda	Brazil	Canada	Israel	India
Mexico

Under exceptional economic or market conditions abroad, the Funds may temporarily invest all or a major portion of their assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

The Funds’ management anticipates that, from time to time, the Funds may have more than 25% of its assets invested in securities of companies and concerns domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets. A discussion of the economies of such countries is set forth following the section below titled, “Countries In Which The International Growth Fund Might Invest.”

Shareholders should retain this Supplement for future reference.